SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	To be assigned	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

13950 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Chelsea Therapeutics International Ltd., a Delaware corporation, was incorporated on June 17, 2005, by and at the direction of the Board of Directors of Ivory Capital Corporation, a Colorado corporation. Upon its incorporation, Chelsea became the wholly owned subsidiary of Ivory.

Ivory is a biopharmaceutical company that engages in acquiring and developing innovative products for the treatment of a variety of human diseases.

Chelsea was incorporated for the sole purpose of effecting the reincorporation of Ivory in the State of Delaware via a merger of Ivory into Chelsea and changing Ivory’s name to “Chelsea Therapeutics International, Ltd.”, a name that is more reflective of the business in which the company is now engaged.

On July 28, 2005, pursuant to an Agreement and Plan of Merger dated as of June 17, 2005 by and among Ivory and Chelsea, Ivory merged with and into Chelsea, with Chelsea as the surviving corporation. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.2. The Agreement and Plan of Merger was approved by Ivory’s stockholders at Ivory’s annual meeting on July 27, 2005. On July 27, 2005, Ivory issued a press release that announced the stockholder approval of the merger. A copy of this press release is attached hereto as Exhibit 99.1.

Under the terms of the Agreement and Plan of Merger, each outstanding share of common stock of Ivory was converted into one-ninth (1/9) of a share of Chelsea common stock. All outstanding options and warrants to purchase common stock of Ivory were assumed by Chelsea and converted into options and warrants to purchase shares of common stock of Chelsea at a rate of one-ninth (1/9) of a share of Chelsea common stock for each share of Ivory common stock. The Board of Directors and officers of Ivory prior to the merger hold the same positions at Chelsea. Chelsea’s principal executive offices are still located at 13950 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277, and its telephone number at that address is (704) 341-1516.

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2005, Ivory issued a press release that reported its anticipated financial results for the second quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As a result of the merger discussed in Item 2.01 of this Report and pursuant to Rule 12g-3 promulgated under the Exchange Act, the common stock of Chelsea is deemed registered under Section 12(g) of the Exchange Act and Chelsea succeeded to Ivory’s reporting obligations under the Exchange Act.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Document	Registrant’s Form	Dated	Exhibit Number	Filed Herewith
2.2	Agreement and Plan of Merger between Ivory Capital Corporation and Chelsea Therapeutics International, Ltd., dated as of June 17, 2005.				X

99.1	Press release dated July 27, 2005.				X

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: July 28, 2005	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer

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